UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2024

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-1800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On September 30, 2024, Eagle Bancorp, Inc. (the “Company”) entered into a Senior Note Purchase Agreement (the “Purchase Agreement”) with certain “accredited investors,” as such term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), certain of which are also “qualified institutional buyers,” as defined in Rule 144A promulgated by the SEC under the Securities Act (collectively, the “Purchasers”). Under the terms of the Purchase Agreement with the Purchasers, the Company issued and sold $77.7 million in aggregate principal amount of its 10.00% Senior Notes due 2029 (the “Notes”). The Notes were issued by the Company to the Purchasers at a price equal to 100% of their face amount. The Purchasers include officers, directors, and employees of the Company who purchased Senior Notes with a total aggregate principal amount of $3,865,000.

The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated by the SEC thereunder (the “Private Placement”). The Company intends to use the net proceeds from the Private Placement for general corporate purposes, which may include the contribution of all or a portion of the net proceeds to EagleBank, the Company’s wholly owned subsidiary. The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Purchase Agreement, the form of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Indenture Relating to 10.00% Senior Notes due 2029
The Senior Notes were issued pursuant to an Indenture, dated as of September 30, 2024 (the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). The Indenture provides that the Senior Notes are the unsecured senior obligations of the Company. The Company will pay interest on the Senior Notes at 10.00% per annum, semi-annually in arrears on March 30 and September 30, commencing March 30, 2025.

The Notes are not subject to redemption at the option of the Company prior to the stated maturity.

The Indenture contains covenants that limit the Company’s ability to, among other things: (i) incur liens on the stock of a principal bank subsidiary; (ii) merge, consolidate or sell all or substantially all of its assets; and (iii) dispose of stock of a principal subsidiary bank. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, interest and other monetary obligations on the then outstanding Senior Notes to be due and payable immediately.

The foregoing description of the Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Indenture and the forms of the Senior Notes attached thereto, which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Registration Rights Agreement
In connection with the issuance of the Senior Notes, the Company entered into a registration rights agreement dated September 30, 2024 with the purchasers of the Senior Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) to exchange the Senior Notes for substantially identical notes registered under the Securities Act. The Company has also agreed to file a shelf registration statement to cover resales of Senior Notes under certain circumstances.

The Company has agreed to use its commercially reasonable efforts to cause the exchange offer to be consummated as promptly as reasonably practicable after the exchange offer registration statement has become effective, but no later than 45 days after the effective date of the exchange offer registration statement. In addition, under certain circumstances, the Company has agreed to file the shelf registration statement no later than the later of (i) the 90th day after a filing obligation arises and (ii) the 240th day after the issue date of the Senior Notes, and to use its commercially reasonable efforts to cause such shelf registration statement to become effective within 90 days of filing such shelf registration statement. If the Company fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest (up to a maximum rate of

0.50% per year) to the holders of the Senior Notes under certain circumstances, until such time as the Company is no longer in default of such obligations.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Registration Rights Agreement, the form of which is attached as Exhibit 4.3 hereto and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 30, 2024, the Board of Directors of the Company declared a cash dividend in the amount of $0.165 per share of common stock. The dividend will be payable on October 31, 2024 to shareholders of record as of the close of business on October 21, 2024. The Company issued a press release on September 30, 2024 announcing the cash dividend declaration, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of September 30, 2024, between Eagle Bancorp, Inc. and Wilmington Trust, National Association, as Trustee
4.2	Form of 10.00% Senior Notes due 2029 (included in Exhibit 4.1)
4.3	Registration Rights Agreement, dated as of September 30, 2024, by and among Eagle Bancorp, Inc. and the Purchasers
10.1	Form of Senior Note Purchase Agreement, dated as of September 30, 2024, by and among Eagle Bancorp, Inc. and the Purchasers
99.1	Press Release dated September 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP INC.

Date: September 30, 2024	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President, Chief Financial Officer